Exhibit 10.1
TERMINATION OF STOCK PURCHASE AGREEMENT
     THIS TERMINATION OF STOCK PURCHASE AGREEMENT (“Termination”) is entered into as of this 26th day of June, 2009 (the “Effective Date”), by and among RICHARD M. OSBORNE, TRUSTEE, an Ohio resident (“RMO”), REBECCA HOWELL (“Howell”), STEPHEN G. RIGO (“Rigo”), MARTY WHELAN (“Whelan”), and THOMAS J. SMITH (“Smith”) (RMO, Howell, Rigo, Whelan and Smith are hereinafter collectively referred to as “Seller”), and ENERGY WEST, INCORPORATED, a corporation incorporated under the laws of the State of Montana, USA (“Purchaser”).
RECITALS
     A. On September 12, 2008, Seller and Purchaser entered into a Stock Purchase Agreement (“Agreement”).
     B. The parties have determined that it is in the best interest of both parties to terminate the Agreement pursuant to the terms and conditions hereof.
     NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
AGREEMENT
     1. The Agreement is hereby terminated and is null and void and shall be of no further effect.
     2. This Termination shall be governed by and construed in accordance with the laws of the State of Ohio, without regards to the principles of conflicts of laws thereof.
     3. This Termination may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same Termination.
     4. This Termination is made effective as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Termination, or caused this Termination to be duly executed by their respective authorized officers, as of the day and year first above written.

Seller:

/s/ Richard M. Osborne
Richard M. Osborne, Trustee

/s/ Rebecca Howell
Rebecca Howell

/s/ Stephen G. Rigo
Stephen G. Rigo

/s/ Marty Whelan
Marty Whelan

/s/ Thomas J. Smith Thomas J. Smith

Purchaser:

ENERGY WEST, INCORPORATED

By:	/s/ Kevin J. Degenstein
Print Name: Kevin J. Degenstein
Its:	President and Chief Operating Officer

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